Remuneration and other benefits paid to the Bank’s directors and senior managers	12 Months Ended
Dec. 31, 2025
Remuneration And Other Benefits Paid To The Bank's Directors And Senior Managers [Abstract]
Remuneration and other benefits paid to the Bank's directors and senior managers	Remuneration and other benefits paid to the Bank’s directors and senior managersThe following section contains qualitative and quantitative disclosures on the remuneration paid to the members of the board of directors —both executive and non-executive directors— and senior managers for 2025 and 2024
a) Remuneration of Directors
i. Bylaw-stipulated emoluments
The annual general meeting held on 22 March 2013 approved an amendment to the Bylaws, whereby the remuneration of directors in their capacity as board members became an annual fixed amount determined by the annual general meeting. This amount shall remain in effect unless the shareholders resolve to change it at a general meeting. However, the board of directors may elect to reduce the amount in any years in which it deems such action justified.
The maximum remuneration established by the annual general meeting was EUR 6 million in 2025 (EUR 6 million in 2024), with two components: (a) an annual emolument and (b) attendance fees.
The specific amount payable for the above-mentioned items to each of the directors is determined by the board of directors. For such purpose, it takes into consideration the positions held by each director on the board, their membership of the board and the board committees and their attendance to the meetings thereof, and any other objective circumstances considered by the board.
The total Bylaw-stipulated emoluments earned by the directors in 2025 amounted to EUR 5.3 million (EUR 5.4 million in 2024).
Annual allotment
For 2025, the board of directors, upon recommendation of the remuneration committee, approved a 3% increase in the annual allotments payable to the chair and members of the board and its committees (including the executive committee), as well as to the lead independent director and the non-executive Vice Chair . Accordingly, each director received, in respect of 2024 and 2025, the amounts corresponding to their service on the board and its committees, with such amounts determined by the specific position held, as detailed in the table below.

Amount per director in euros	2025	2024
Members of the board of directors	100,940	98,000
Members of the executive committee	175,100	170,000
Members of the audit committee	44,290	43,000
Members of the appointments committee	28,840	28,000
Members of the remuneration committee	28,840	28,000
Members of the risk supervision, regulation and compliance committee	44,290	43,000
Members of the responsible banking, sustainability and culture committee	28,840	28,000
Members of the innovation and technology committee	28,840	28,000
Chair of the audit committee	72,100	70,000
Chair of the appointments committee	51,500	50,000
Chair of the remuneration committee	51,500	50,000
Chair of the risk supervision, regulation and compliance committee	72,100	70,000
Chair of the responsible banking, sustainability and culture committee	51,500	50,000
Chair of the innovation and technology committee	72,100	70,000
Lead independent directorA	113,300	110,000
Non-executive Vice Chair	30,900	30,000
A.Glenn Hutchins has been allocated EUR 700,000 (including annual allowances and attendance fees) in minimum total annual pay set for the required time and dedication to perform his roles.
Attendance fees
The directors receive fees for attending board and committee meetings, excluding executive committee meetings, where no attendace fees are received.
In line with the adjustment to the annual allotments, the board of directors approved a 3% increase for 2025 in attendance fees compared with 2024.
Accordingly, attendance fees for meetings of the board and its committees (with the exception of the Executive Committee, for which no attendance fees are payable) amounted, for the last two years, to the totals set out in the table below:

Attendance fees per director per meeting in euros	2025	2024
Board of directors	2,785	2,704
Audit committee and risk supervision, regulation and compliance committee	1,821	1,768
Other committees (excluding executive committee)	1,606	1,560
ii. Salaries
The executive directors receive salaries. In accordance with the policy approved by the annual general meeting, salaries are composed of a fixed annual remuneration and a variable one, which consists in a unique incentive, which is a deferred variable remuneration plan linked to multi-year objectives, which establishes the following payment scheme:
•40% of the variable remuneration amount, determined at year-end on the basis of the achievement of the established objectives, is paid immediately.
•The remaining 60% is deferred over five years, provided that the conditions of permanence in the Group and non-concurrence of the malus clauses are met, and subject to long term metrics, taking into account the following accrual scheme:
–The accrual of the first and second portion (20% of total variable compensation, paid in 2027 and 2028) will be conditional on none of the malus clauses being triggered.
–The accrual of the third, fourth and fifth portion (40% of total variable compensation and paid in 2029, 2030 and 2031), is linked to objectives related to the period 2025—2027 and the metrics and scales associated with these objectives. The fulfilment of the objectives determines the percentage to be paid of the deferred amount in these three annuities, and these targets can reduce these amounts and the number of deferred instruments, or increase them up to a maximum achievement ratio of 125%, so executives have the incentive to exceed their targets.
In accordance with current remuneration policies, the amounts already paid will be subject to a possible recovery (clawback) by the Bank during the period set out in the policy in force at each moment.
Payment of the approved incentive is paid 40% in cash and the remaining 60% in instruments, consisting of Banco Santander shares and restricted stock units (RSUs) of PagoNxt, split as:
◦ the amount of PagoNxt RSUs set for each year; and
◦ the rest, all in shares of Banco Santander.
Comparative of executive remuneration (Chair and CEO)
The target bonus of the Executive Chair and the CEO for 2025 remains unchanged compared to 2024.

Variable contributions to pensions were not modified in 2025, so the amounts are the 22% of the 30% of the last three assigned bonus' average.
In assessing individual performance, the Board considered the Grupo Santander’s strong results for 2025, reflecting continued delivery of our strategic plan. Attributable profit reached EUR 14,101 million in 2025, up 12% year-on-year (or +16% in constant euros), with a TSR during the year of 132% (+60% in relative terms vs. our peer group).
The Board also evaluated the leadership of the Executive Chair and the Chief Executive Officer in delivering these results and advancing the Group’s strategic priorities. Taking these factors into account, it determined that both executives achieved an 'Exceptional' level of performance and approved the corresponding variable remuneration.
Moreover, the ratio of executive directors’ total remuneration to underlying attributable profit fell to 0.17% from 0.18% in 2024.
iii. Detail by director
The detail, by bank director, of the short-term (immediate) and deferred (not subject to long-term goals) remuneration for 2025 and 2024 is provided below:

EUR thousand
	2025
	Bylaw-stipulated emoluments
	Annual emolument
	BoardF	Executive committee	Audit committee	Nomination committee	Remuneration committee[1]	Risk supervision, regulation and compliance oversight committee[2]	Responsible banking, sustainability and culture committee	Innovation and technology committee	Attendance fees and commissions
Ana Botín	101	175	—	—	—	—	—	29	44
Héctor Grisi	101	175	—	—	—	—	—	29	44
José Antonio Álvarez	132	175	—	—	—	44	—	29	67
Glenn Hutchins	412	—	—	29	80	—	—	101	78
Homaira Akbari	101	—	44	—	—	—	29	29	81
Javier BotínA	101	—	—	—	—	—	—	—	36
Sol Daurella	101	—	—	29	29	—	80	—	75
Henrique de Castro	101	—	44	—	29	—	—	29	80
Gina Díez	101	—	—	29	—	—	29	—	63
Luis Isasi	101	175	—	—	29	44	—	—	74
Belén Romana	101	175	44	80	—	44	—	29	107
Pamela Walkden	101	—	44	—	—	116	29	—	93
Germán de la Fuente	101	—	116	—	—	44	—	—	83
Carlos BarrabésB	101	—	—	29	—	—	29	29	71
Antonio WeissC	101	—	—	—	29	—	—	—	50
Bruce Carnegie-BrownD	—	—	—	—	—	—	—	—	—
Ramiro MatoE	—	—	—	—	—	—	—	—	—
Total 2025	1,857	875	292	196	196	292	196	304	1,047
Total 2024	1,791	933	306	183	168	263	190	280	1,240
A. All amounts received were reimbursed to Fundación Botín.
B. Director and member of the nomination committee, responsible banking, sustainability and culture committee and innovation and technology committee since 27 June 2024.
C. Director since 27 June 2024.
D. Stepped down as director on 22 March 2024.
E. Stepped down as director on 27 June 2024.
F. Also includes emoluments for other roles in the board.
Changes in the chairship or membership of the committees:
1.Antonio Weiss was appointed member of the remuneration committee on 1 January 2025.
2.José Antonio Álvarez was appointed member of the risk supervision, regulation and compliance oversight committee on 1 January 2025.

Other remuneration includes EUR 1,000 thousand for the role as non-executive Chair of the Santander España business unit and for attending its board and committee meetings for Luis Isasi. For José Antonio Álvarez, this amount includes remuneration as strategic advisor of Grupo Santander, life and health insurance contributions (EUR 678 thousand) and part of the former supplement for having waived the death and disability policy (EUR 12 thousand).

	2025									2024

	Short-term and deferred (not subject to long-term goals) salaries of executive directors

	Fixed	Variable - immediate payment		Deferred variable
		In cash	In instruments	In cash	In instruments	Total	Pension contribution	Other remuneration	Total	Total
Ana Botín	3,435	2,003	2,003	1,001	1,002	9,444	1,341	843	11,977	12,127
Héctor Grisi	3,150	1,384	1,384	692	692	7,302	1,120	718	9,489	9,137
José Antonio Álvarez	—	—	—	—	—	—	—	2,440	2,887	3,698
Glenn Hutchins	—	—	—	—	—	—	—	—	700	700
Homaira Akbari	—	—	—	—	—	—	—	—	284	285
Javier BotínA	—	—	—	—	—	—	—	—	137	144
Sol Daurella	—	—	—	—	—	—	—	—	314	292
Henrique de Castro	—	—	—	—	—	—	—	—	283	300
Gina Díez	—	—	—	—	—	—	—	—	222	225
Luis Isasi	—	—	—	—	—	—	—	1,000	1,423	1,440
Belén Romana	—	—	—	—	—	—	—	—	581	599
Pamela Walkden	—	—	—	—	—	—	—	—	383	381
Germán de la Fuente	—	—	—	—	—	—	—	—	344	338
Carlos BarrabésB	—	—	—	—	—	—	—	—	259	128
Antonio WeissC	—	—	—	—	—	—	—	—	180	72
Bruce Carnegie-BrownD	—	—	—	—	—	—	—	—	—	78
Ramiro MatoE	—	—	—	—	—	—	—	—	—	271
Total 2025	6,585	3,387	3,387	1,693	1,694	16,746	2,461	5,001	29,462	—
Total 2024	6,585	3,130	3,130	1,877	1,879	16,601	2,444	5,815	—	30,214
Footnotes in previous table.

Following is the detail by executive director of the salaries linked to multi-year objectives at their fair Value, which will only be received if the conditions of permanence in the Group, non-applicability of malus clauses and achievement of the established objectives are met (or, as the case may be, of the minimum thresholds thereof, with the consequent reduction of amount agreed-upon at the end of the year) in the terms described in Note 46.

EUR thousand
	2025				2024
	Variable subject to long-term objectives[1]
	In cash	In shares	In RSUs	Total	Total
Ana Botín	701	1,893	210	2,804	2,332
Héctor Grisi	484	1,277	176	1,938	1,611
Total	1,185	3,170	386	4,742	3,943
1. Corresponds with the fair value of the maximum amount they are entitled to in a total of 3 years: 2029, 2030 and 2031, subject to conditions of continued service, with the exceptions provided, and to the non-applicability of malus clauses and achievement of the objectives established. The face value of the three aforementioned deferred amounts is EUR 6,774 thousand for 2025 (EUR 4,006 thousand for Ana Botín and EUR 2,768 thousand for Héctor Grisi).
The fair value has been determined at the grant date based on the valuation report of an independent expert, Willis Towers Watson. Based on the design of the plan for 2025 and the levels of achievement of similar plans in comparable entities, the fair value considered is 70% of the variable remuneration subject to long-term objectives. (see note 46).
Note 5.e below includes disclosures on the shares delivered from the deferred remuneration schemes in place in previous years and for which delivery conditions were met, as well as on the maximum number of shares that may be received in future years in connection with the aforementioned 2025 and 2024 variable remuneration plans.
b) Remuneration of the board members as representatives of the Bank
By resolution of the executive committee, all the remuneration received by the Bank’s directors who represent the Bank on the boards of directors of listed companies in which the Bank has a stake, paid by those companies and relating to appointments made on or after 18 March 2002, accrues to the Group. In 2025 the Bank’s directors did not receive any remuneration in respect of these representative duties.
On the other hand, in their personal capacity, in 2025 Homaira Akbari was paid USD 100 thousand (EUR 85 thousand) as member of the board of Santander Consumer USA Holdings, Inc. and EUR 200 thousand as member of the board of PagoNxt S.L., and José Antonio Álvarez and Henrique de Castro were each paid the same EUR 200 thousand as members of the board of PagoNxt S.L. (Henrique de Castro also received EUR 15 thousand as member of the nomination committee of PagoNxt, S.L.). Likewise, Pamela Walkden was paid GBP 100 thousand (EUR 115 thousand) as member of Santander UK plc and Santander UK Group Holdings; and Belén Romana EUR 157 thousand as member of the Board of Santander Insurance, S.L.
Likewise, Luis Isasi was paid EUR 1,000 thousand as non-executive Chair of the Santander España business unit and for attending its board and committee meetings (amounts paid by Banco Santander, S.A.).

And finally, José Antonio Álvarez, as strategic adviser of Grupo Santander, received fixed remuneration of EUR 1,750 thousand. In addition, he received the life and health insurance contributions, and the part of the former supplement for having waived the death and disability policy.
c) Post-employment and other long-term benefits
In 2012, the contracts of Ana Botín and other members of the Bank's senior management with defined benefit pension commitments were modified to transform these commitments into a defined contribution system, which covers the contingencies of retirement, disability and death. From that moment on, the Bank makes annual contributions to their pension system for their benefit.
This system gives them the right to receive benefits upon retirement, regardless of whether or not they are active at the Bank at such time, based on contributions to the system, and replaced their previous right to receive a pension supplement in the event of retirement.
The initial balance for Ana Botín in the new defined benefits system corresponded to the market value of the assets from which the provisions corresponding to the respective accrued obligations had materialised on the date on which the old pension commitments were transferred into the new benefits system.
Since 2013, the Bank has made annual contributions to the benefits system for executive directors and other members of executive team, in proportion to their respective pensionable bases, until they leave Grupo Santander or until their retirement within the Group, death, or disability.
The benefit plan system is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., and the economic rights of the foregoing directors under this plan belong to them regardless of whether or not they are active at the Bank at the time of their retirement, death or disability.
In accordance with the provisions of the remuneration regulations, contributions made calculated on variable remuneration are subject to the discretionary pension benefits regime. Under this regime, contributions are subject to malus clauses and clawback according to the policy in force at any given time and during the same period in which the variable remuneration is deferred.
Furthermore, they must be invested in bank shares for a period of five years from the date when the executive director leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the executive director, or it will be paid to the executive director or to their beneficiaries in the event of a contingency covered by the benefits system.

As per the director´s remuneration policy approved at the 23 March 2018 general shareholder´s meeting, the system was changed with a focus on:
•Aligning the annual contributions with practices of comparable institutions.
•Reducing future liabilities by eliminating the supplementary benefits scheme in the event of death (death of spouse or parent) and permanent disability of serving directors.
•Not increasing total costs for the Bank.
The changes to the system were the following:
•Fixed and variable pension contributions were reduced to 22% of the respective pensionable bases. The gross annual salaries and the benchmark variable remuneration were increased in the corresponding amount with no increase in total costs for the Bank. The pensionable base for the purposes of the annual contributions for the executive directors is the sum of fixed remuneration plus 30% of the average of their last three variable remuneration amounts. This means complying with Circular 2/2016 of the Bank of Spain, standard 41, on pension benefits, by which a part of not less than 15% of the total contribution must be based on variable components.
•The death and disability supplementary benefits were eliminated since 1 April 2018. A fixed remuneration supplement (included in other remuneration in section a.iii in this note) was implemented the same date. During 2025, this fixed remuneration supplement has expired both for Ana Botín and José Antonio Álvarez, in line with the age of 65 initially set at the time this remuneration component was approved.
•The total amount insured for life and accident insurance was increased.
The provisions recognised in 2025 and 2024 for retirement pensions were as follows:

EUR thousand
	2025	2024
Ana Botín	1,341	1,339
Héctor Grisi	1,120	1,105
Total	2,461	2,445
Following is a detail of the balances relating to each of the directors under the welfare system as of 31 December 2025 and 2024:

EUR thousand
	2025	2024
Ana Botín	65,027	54,731
Héctor Grisi	2,033	1,299
José Antonio Álvarez	23,178	20,326
Total	90,238	76,356
d) Insurance
The Group pays for life insurance policies for the Bank’s directors, who will be entitled to receive benefits if they are declared disabled. In the event of death, the benefits will be payable to their heirs. The premiums paid by the Group are included in the 'Other remuneration' column of the table shown in Note 5.a.iii above. Also, the following table provides information on the sums insured for the Bank’s directors:

Insured capital
EUR thousand
	2025	2024
Ana Botín	20,659	21,525
Héctor Grisi	12,600	12,600
José Antonio Álvarez	10,500	11,215
Total	43,759	45,340
The insured capital has been modified in 2018 for Ana Botín as part of the pension systems transformation set out in note 5.c) above, which has encompassed the elimination of the supplementary benefits systems (death of spouse and death of parent) and the increase of the life and accident insurance annuities.
During 2025 and 2024, the Group has disbursed a total amount of EUR 8.3 million and EUR 13.5 million, respectively, for the payment of civil-liability insurance premiums. These premiums correspond to several civil-liability insurance policies that hedge, among others, directors, senior management and other managers and employees of the Group and the Bank itself, as well as its subsidiaries, in light of certain types of potential claims of third parties. For this reason, it is not possible to disaggregate or individualize the amount that correspond to the directors and executives.
As of 31 December 2025 and 2024, no life insurance commitments exist for the Group in respect of any other directors.

e) Deferred variable remuneration systems
The following information relates to the maximum number of shares to which the executive directors are entitled at the beginning and end of 2025 and 2024 due to their participation in the deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to 2025 and prior years, as well as on the deliveries, in shares or in cash, made to them in 2025 and 2024 once the conditions for the receipt thereof had been met (see Note 46):
i) Deferred variable compensation plan linked to multiannual objectives
In the annual shareholders meeting of 18 March 2016, with the aim of simplifying the remuneration structure, improving the ex-ante risk adjustment and increasing the incidence of long-term objectives, the bonus plan (deferred and conditioned variable compensation plan) and ILP were replaced by one single plan.
The variable remuneration of executive directors and certain executives (including senior management) corresponding to 2025 has been approved by the board of directors and implemented through the tenth cycle of the deferred variable remuneration plan linked to multi-year objectives. The application of the plan was authorised by the annual general meeting of shareholders, as it entails the delivery of shares to the beneficiaries.
As indicated in section a.ii of this note, 60% of the variable remuneration amount is deferred over five years for executive directors, to be paid, where appropriate, provided that the conditions of permanence in the Group, according to the following accrual scheme:
•The accrual of the first and second parts (instalments in 2027 and 2028) is conditional on none of the malus clauses being triggered.
•The accrual of the third, fourth and fifth parts (instalments in 2029, 2030 and 2031) is linked to non-concurrence of malus clauses and the fulfilment of certain objectives related to the 2025‑ 2027 period. These objectives and their respective weights are:
–Banco Santander’s consolidated Return on tangible equity (RoTE) target in 2027 (weight of 30%).
–Relative performance of Banco Santander's total shareholder return (TSR) in 2025-2027 in respect of the weighted TSR of a peer group comprising 9 credit institutions, with the appropriate TSR ratio based on the group’s TSR among its peers (weight of 50%).
–Four sustainability metrics, which have different weighting (with a total weight of 20%).
The degree of compliance with the above objectives determines the percentage to be applied to the deferred amount in these three annuities, with a maximum achievement ratio of 125%, so executives have the incentive to exceed their targets.
Both the immediate payment and the two first deferrals (short-term part) are paid 50% in cash and the remaining 50% in instruments. The last three deferrals (conditioned to long-term metrics) are paid 25% in cash and 75% in instruments.
The accrual of deferred amounts (whether or not subject to performance measures) is conditioned, in addition to the permanence of the beneficiary in the Group, to non-occurrence, during the period prior to each of the deliveries, of any the circumstances giving rise to the application of malus as set out in the Group’s remuneration policy in its chapter related to malus and clawback. Likewise, the amounts already paid of the incentive will be subject to clawback by the Bank in the cases and during the term foreseen in said policy, and in accordance with the terms and conditions foreseen in it.
Malus and clawback clauses are triggered by poor financial performance of Banco Santander, a division or area, or exposures from staff as a result of an executive(s)’s management of, at least, one of these factors:
i.Significant failures in risk management committed by the entity, or by a business unit or risk control.
ii.The increase suffered by the entity or by a business unit of its capital needs, not foreseen at the time of generation of the exposures.
iii.Regulatory sanctions or judicial sentences from events that could be attributable to the unit or the personnel responsible for those. Also, the breach of internal codes of conduct of the entity.
iv.Irregular conduct, whether individual or collective. In this regard, the negative effects derived from the marketing of inappropriate products and the responsibilities of the people or bodies that made those decisions will be specially considered.
In addition to the existing policy on malus and clawback clauses of our remuneration policy, the addendum to our remuneration policy entitled 'Financial Statement Restatement Compensation' regulates the recoupment of compensation received by the executive directors of Banco Santander, S.A., and senior management, in the event of a financial restatement (according to the regulation) resulting from material noncompliance with financial reporting requirements under US federal securities laws.
The maximum amount of shares to be delivered under the plan is within the maximum amount of the award to be delivered in shares (EUR 11.5 million) approved at the 2025 AGM for executive directors. At its meeting on 25 November 2025 and pursuant to the powers granted by shareholders at the 2025 AGM, the board agreed to amend the calculation period used to determine the number of shares to be delivered from 50 to 30 trading sessions (under no circumstances may the number of shares exceed the maximum approved at the AGM), as the board considered that this better reflects market practice and enables us to offset share price volatility. Thus, the number of shares to be delivered under the 2025 policy has been calculated with the weighted average daily volume of weighted average listing prices of Banco Santander shares in the 30 trading sessions prior to the Friday (not inclusive) before 4 February 2025 (the date on which the board approved the 2025 bonus for executive directors), which was EUR 10.261 per share. According to an independent experts' valuation, the price per PagoNxt, S.L. RSU equals EUR 61.07.

ii) Shares assigned by deferred variable remuneration plans
The following table shows the number of Santander shares assigned to each director already in service and pending delivery as of 1 January 2024, 31 December 2024 and 31 December 2025, as well as the gross shares that were delivered to them in 2024 and 2025, either in the form of an immediate payment or a deferred payment. In this case after having been appraised by the board, at the proposal of the remuneration committee, that the corresponding one-fifth of each plan had accrued. They come from the deferred conditional and linked to multi-year objectives in 2019, 2020, 2021, 2022, 2023, 2024 and 2025 were formalized.

Share-based variable remuneration
	Maximum number of shares to be delivered at January 1,2024	Shares delivered in 2024 (immediate payment 2023 variable remuneration)	Shares delivered in 2024 (deferred payment 2022 variable remuneration)	Shares delivered in 2024 (deferred payment 2021 variable remuneration)	Shares delivered in 2024 (deferred payment 2020 variable remuneration)	Shares delivered in 2024 (deferred payment 2019 variable remuneration)	Variable remuneration 2024 (Maximum number of shares to be delivered)
2019 variable remuneration
Ana Botín	70,905	—	—	—	—	(35,452)	—
José Antonio Álvarez	47,386	—	—	—	—	(23,693)	—
	118,290	—	—	—	—	(59,145)	—
2020 variable remuneration
Ana Botín	93,146	—	—	—	(31,049)	—	—
José Antonio Álvarez	50,594	—	—	—	(16,865)	—	—
	143,740	—	—	—	(47,914)	—	—
2021 variable remuneration
Ana Botín	710,698	—	—	(177,675)	—	—	—
José Antonio Álvarez	479,644	—	—	(119,911)	—	—	—
	1,190,342	—	—	(297,586)	—	—	—
2022 variable remuneration
Ana Botín	358,419	—	(62,334)	—	—	—	—
José Antonio Álvarez	241,954	—	(42,079)	—	—	—	—
	600,374	—	(104,413)	—	—	—	—
2023 variable remuneration
Ana Botín	1,127,209	(469,286)	—	—	—	—	—
Héctor Grisi	749,143	(321,645)	—	—	—	—	—
	1,876,352	(790,931)	—	—	—	—	—
2024 variable remuneration
Ana Botín	—	—	—	—	—	—	976,463
Héctor Grisi	—	—	—	—	—	—	656,033
	—	—	—	—	—	—	1,632,496
2025 variable remuneration[1]
Ana Botín	—	—	—	—	—	—	—
Héctor Grisi	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
1.For each director, 40% of the shares indicated correspond to the short-term variable (or immediate payment). The remaining 60% is deferred for delivery, where appropriate, in the next five years, the last three being subject to the fulfilment of multiannual objectives. Maximum opportunity subject to regulatory ratio compliance.

Maximum number of shares to be delivered at December 31, 2024	Instruments matured but not consolidated at January 1, 2025[2]	Shares delivered in 2025 (immediate payment 2024 variable remuneration)	Shares delivered in 2025 (deferred payment 2023 variable remuneration)	Shares delivered in 2025 (deferred payment 2022 variable remuneration)	Shares delivered in 2025 (deferred payment 2021 variable remuneration)	Shares delivered in 2025 (deferred payment 2020 variable remuneration)	Shares delivered in 2025 (deferred payment 2019 variable remuneration)	Variable remuneration 2025 (Maximum number of shares to be delivered)	Maximum number of shares to be delivered at December 31, 2025

35,452	—	—	—	—	—	—	(35,452)	—	—
23,693	—	—	—	—	—	—	(23,693)	—	—
59,145	—	—	—	—	—	—	(59,145)	—	—

62,097	—	—	—	—	—	(31,049)	—	—	31,048
33,729	—	—	—	—	—	(16,865)	—	—	16,864
95,826	—	—	—	—	—	(47,914)	—	—	47,912

533,023	(44,774)	—	—	—	(162,750)	—	—	—	325,499
359,733	(30,218)	—	—	—	(109,838)	—	—	—	219,677
892,756	(74,992)	—	—	—	(272,588)	—	—	—	545,176

296,085	—	—	—	(62,334)	—	—	—	—	233,751
199,875	—	—	—	(42,079)	—	—	—	—	157,796
495,961	—	—	—	(104,413)	—	—	—	—	391,548

657,923	—	—	(114,421)	—	—	—	—	—	543,502
427,498	—	—	(74,347)	—	—	—	—	—	353,151
1,085,421	—	—	(188,768)	—	—	—	—	—	896,653

976,463	—	(404,447)	—	—	—	—	—	—	572,016
656,033	—	(279,480)	—	—	—	—	—	—	376,553
1,632,496	—	(683,927)	—	—	—	—	—	—	948,569

—	—	—	—	—	—	—	—	602,746	602,746
—	—	—	—	—	—	—	—	408,159	408,159
—	—	—	—	—	—	—	—	1,010,904	1,010,904

2.The levels of achievement of the multi-year metrics of the long-term variable remuneration plans:
1) Seventh cycle of the deferred multi-year objectives variable remuneration plan (2022): 115.2% of achievement for the period 2022-2024.
a. RoTE metric for 2024 year-end period at 150%. Weight of 40.0%.
b. Relative TSR metric in 2022-2024 period at 83% of achievement. Weight of 40.0%.
c. Sustainability metrics at 25% of achievement. Weight of 20.0%.
2) Sixth cycle of the deferred multi-year objectives variable remuneration plan (2021): 91.6% of achievement for the period 2021-2023.
a. CET1 metric at 100% of achievement for 2023 year-end period (target 12.00%). Weight of 33.3%.
b. Underlying BPA growth at 150% of achievement (target growth of 100%). Weight of 33.3%.
c. TSR metric at 25% of achievement (target of 33 to 66 percentile). Weight of 33.3%.

3) Fifth cycle of the deferred multi-year objectives variable remuneration plan (2020): 83.0% of achievement for the period 2020-2022.
a. CET1 metric at 100% of achievement for 2022 year-end period (target 12.00%). Weight of 33.3%.
b. Underlying BPA growth at 150% of achievement (target growth of 10%). Weight of 33.3%.
c. TSR metric at 0% of achievement (minimum target of 33% not reached). Weight of 33.3%

Furthermore, the maximum number of RSUs of PagoNxt, S.L. to be delivered under the current plan (and subject to regulatory ratio compliance) is 9,415 and 7,909 units for Ana Botín and Héctor Grisi, respectively.
In addition, the table below shows the cash delivered in 2025 and 2024, by way of either immediate payment or deferred payment, in the latter case once the Board had determined, at the proposal of the remuneration committee, that one deferral relating to each plan had accrued:

EUR thousand
	2025		2024
	Cash paid (immediate payment 2024 variable remuneration)	Cash paid (deferred payments from 2023, 2022, 2021 and 2020 variable remuneration)	Cash paid (immediate payment 2023 variable remuneration)	Cash paid (deferred payments from 2022, 2021, 2020 and 2019 variable remuneration)
Ana Botín	1,851	1,759	1,780	1,419
Héctor Grisi	1,279	366	1,220	863
José Antonio Álvarez	—	815	—	945
Total	3,130	2,940	3,000	3,228
iii) Information on former members of the board of directors
The chart below includes information on the maximum number of shares to which former members of the board of directors, are entitled for their participation in the various deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to the years in which they were executive directors. Also set forth below is information on the deliveries, whether in shares or in cash, made in 2025 and 2024 to former board members, upon achievement of the conditions for the receipt thereof (see note 46):

Maximum number of shares to be delivered
	2025	2024
Deferred conditional variable remuneration plan and linked to objectives (2019)	—	24,490
Deferred conditional variable remuneration plan and linked to objectives (2020)	35,511	71,024
Deferred conditional variable remuneration plan and linked to objectives (2021)	137,400	206,100

Number of shares delivered
	2025	2024
Deferred conditional variable remuneration plan and linked to objectives (2018)	—	29,860
Deferred conditional variable remuneration plan and linked to objectives (2019)	24,490	24,490
Deferred conditional variable remuneration plan and linked to objectives (2020)	35,512	35,512
Deferred conditional variable remuneration plan and linked to objectives (2021)	68,700	12,911
In addition, EUR 724 thousand and EUR 650 thousand relating to the deferred portion payable in cash of the aforementioned plans were paid each in 2025 and 2024.
f) Loans
Grupo Santander’s direct risk exposure to the bank’s directors and the guarantees provided for them are detailed below. These transactions were made on terms equivalent to those that prevail in arm’s-length transactions or the related compensation in kind was recognized:

EUR thousand
	2025			2024
	Loans and credits	Guarantees	Total	Loans and credits	Guarantees	Total
Ana Botín	3	—	3	—	—	—
Héctor Grisi	—	—	—	—	—	—
José Antonio Álvarez	—	—	—	—	—	—
Glenn Hutchins	—	—	—	—	—	—
Antonio Francesco Weiss B	—	—	—	—	—	—
Belén Romana	—	—	—	—	—	—
Bruce Carnegie-Brown A	—	—	—	—	—	—
Germán de la Fuente	—	—	—	—	—	—
Gina Díez Barroso	—	—	—	5	—	5
Henrique de Castro	—	—	—	—	—	—
Homaira Akbari	—	—	—	—	—	—
Javier Botín	—	—	—	—	—	—
Juan Carlos Barrabés C	137	—	137	138	—	138
Luis Isasi	—	—	—	—	—	—
Pamela Walkden	—	—	—	—	—	—
Ramiro Mato D	—	—	—	—	—	—
Sol Daurella	—	—	—	—	—	—
	140	—	140	143	—	143
A.Ceased as director of Banco Santander, S.A. on 22 March 2024.
B.Director since 27 June 2024.
C.Director since 27 June 2024.
D.Ceased as director of Banco Santander, S.A. on 27 June 2024 .
g) Senior management
The table below includes the amounts relating to the short-term remuneration of the members of senior management at 31 December 2025 and those at 31 December 2024, excluding the remuneration of the executive directors, which is detailed above.

EUR thousand
		Short-term salaries and deferred remuneration
			Variable remuneration (bonus) - Immediate payment		Deferred variable remuneration
Year	Number of persons	Fixed	In cash	In instruments[2]	In cash	In instruments[3]	Pensions	Other remuneration[1]	Total
2025	15	19,255	9,179	9,180	4,306	4,306	4,910	6,456	57,592
2024	14	16,466	7,376	7,377	3,319	3,320	4,520	7,153	49,531
1.Includes other remuneration items such as life and medical insurance premiums and localization aids and lastly RSUs from PagoNxt S.L., for the work of one director in said entity.
2.    The amount of immediate payment for 2024 is 894,587 shares (1,611,965 Santander shares in 2024).
3.    The deferred amount in instruments not linked to long-term objectives for 2024 is 416,410 shares ( 725,399 Santander shares in 2024).
In addition to the amounts reflected in the table, salary remunerations amounting to EUR 4,118 thousand were granted in the form of buyouts and sign-on awards, related to the recruitment of new members who joined this employee group during the year.
In 2025, the ratio of variable to fixed pay components was 134% of the total for senior managers, well within the maximum limit of 200% set by 2024 AGM.
Also, the detail of the breakdown of the remuneration linked to long-term objectives of the members of senior management at 31 December 2025 and 31 December 2024 is provided below. These remuneration payments shall be received, as the case may be, in the corresponding deferral periods, upon achievement of the conditions stipulated for each payment (see note 46):

EUR thousand
		Variable remuneration subject to long-term objectives[1]
Year	Number of people	Cash payment	Instrument payment	Total
2025	15	4,521	4,522	9,043
2024	14	3,485	3,486	6,971
1.    Relates to the fair value of the maximum annual amounts for years 2029, 2030 and 2031 of the tenth cycle of the deferred conditional variable remuneration plan (2028, 2029 and 2030 for the ninth cycle of the deferred variable compensation plan linked to annual objectives for the year 2024). The face value of the three aforementioned deferred amounts is EUR 12,919 thousand for 2025.
Additionally, members of senior management who stepped down from their roles in 2025 consolidated salary remuneration and other remuneration for a total amount of EUR 2,905 thousand (EUR 12,303 thousand in 2024). In 2025 rights regarding variable pay subject to long-term objectives amounted to EUR 342 thousand (EUR 633 thousand were generated in 2024 for this collective).
The maximum number of Santander shares that the members of senior management at each plan grant date (excluding executive directors) were entitled to receive as of 31 December 2025 and 31 December 2024 relating to the deferred portion under the various plans then in force is the following (see note 46):

Maximum number of shares to be delivered
	2025	2024
Deferred conditional variable remuneration plan and linked to objectives (2019)	—	71,294
Deferred conditional variable remuneration plan and linked to objectives (2020)	145,704	370,522
Deferred conditional variable remuneration plan and linked to objectives (2021)	486,863	966,680
Deferred conditional variable remuneration plan and linked to objectives (2022)	891,305	1,430,464
Deferred conditional variable remuneration plan and linked to objectives (2023)	934,609	1,395,815
Deferred conditional variable remuneration plan and linked to objectives (2024)	1,601,213	—
Since the conditions established in the corresponding deferred share-based remuneration schemes for prior years had been met, the following number of Santander shares was delivered in 2025 and 2024 to the senior management, in addition to the payment of the related cash amounts:

Number of shares delivered
	2025	2024
Deferred conditional variable remuneration plan and linked to objectives (2018)	—	57,730
Deferred conditional variable remuneration plan and linked to objectives (2019)	54,249	71,294
Deferred conditional variable remuneration plan and linked to objectives (2020)	145,704	185,261
Deferred conditional variable remuneration plan and linked to objectives (2021)	243,433	351,777
Deferred conditional variable remuneration plan and linked to objectives (2022)	266,390	357,615
Deferred conditional variable remuneration plan and linked to objectives (2023)	233,652	1,212,984
Deferred conditional variable remuneration plan and linked to objectives (2024)	1,399,679	—
As indicated in note 5.c above, senior management participate in the benefit system created in 2012, which covers the contingencies of retirement, disability and death. Banco Santander makes annual contributions to the benefit plans of its senior managers. In 2012, the contracts of the senior managers with benefit pension commitments were amended to transform them into a contribution system. The system, which is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., gives senior managers the right to receive benefits upon retirement, regardless of whether or not they are active at Banco Santander at such time, based on contributions to the system. This new system replaced their previous right to receive a pension supplement in the event of retirement. In the event of pre-retirement, and up to the retirement date, senior managers appointed prior to September 2015 are entitled to receive an annual allowance.
In addition, further to applicable remuneration regulations, from 2016 (inclusive), a discretionary pension benefit component of at least 15% of total remuneration in contributions to the pension system has been included. Under the regime corresponding to these discretionary benefits, the contributions that are calculated on variable remunerations are subject to malus and clawback clauses, subject to policies applicable at each time, and during the same period in which the variable remuneration is deferred.
Likewise, the annual contributions calculated on variable remunerations must be invested in Bank shares for a period of five years from the date that the senior manager leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the senior manager, or it will be paid to the senior manager or to their beneficiaries in the event of a contingency covered by the benefits system.

The contracts of some members of senior management were modified at the beginning of 2018 with the same objective and changes indicated in section c of this note for Ana Botín. The modifications, which are aimed at aligning the annual contributions with the practices of comparable institutions and reducing the risk of future obligations by eliminating the supplementary scheme for death (widowhood and orphanhood) and permanent disability in service without increasing the costs to the bank, are as follows:
•Contributions to the pensionable bases were reduced. Gross annual salaries were increased in the corresponding amount.
•The death and disability supplementary benefits were eliminated since 1 January 2018 for some members of senior management and since 1 April 2018 for executive directors. A fixed remuneration supplement reflected in other remuneration in the table above was implemented on the same date.
•The amounts insured for life and accident insurance were increased.
All of the above was done without an increase in total cost for the Bank.
The balance as of 31 December 2025 in the pension system for those who were part of senior management at year end amounted to EUR 51 million (EUR 51 million at 31 December 2024).
The net charge to income corresponding to pension amounted to EUR 4.9 million in 2025 (EUR 4.5 million in 31 December 2024).
In 2025 and 2024 there have been no payments in the form of a single payment of the annual voluntary pre-retirement allowance.
Additionally, the capital insured by life and accident insurance at 31 December 2025 of this group amounts to EUR 78 million (EUR 83 million at 31 December 2024).
h) Post-employment benefits to former directors and former senior executive vice presidents
The post-employment benefits and settlements paid in 2025 to former directors of the Bank, other than those detailed in note 5.c amounted to EUR 5.6 million and EUR 5.6 million in 2024, respectively. Also, the post-employment benefits and settlements paid in 2025 to former executive vice presidents amounted to EUR 16 million and EUR 12.7 million in 2024, respectively.
Contributions to insurance policies that hedge pensions to previous members of the Bank’s board of directors, amounted to EUR 0.17 million in 2025 (EUR 0.17 million in 2024). Likewise, contributions to insurance policies that hedge pensions for previous senior managers amounted to EUR 1.3 million in 2025 (EUR 2.3 million in 2024).
No releases or charges were recorded in the consolidated income statement for pension commitments and similar obligations held by the Group with previous former members of the bank's board of directors or former members of senior management in 2025 and 2024.
In addition, 'Provisions - Pension Fund and similar obligations' in the consolidated balance sheet as at 31 December 2025 included EUR 43 million in respect of the post-employment benefit obligations to former Directors of the Bank (EUR 46 million at 31 December 2024) and EUR 108 million corresponding to former members of senior management (EUR 96 million at 31 December 2024).
i) Pre-retirement and retirement
The board of directors approved an amendment to the contracts of executive directors whereby they ceased to have the right to pre-retire in case of termination of his contract.
j) Contract termination
The executive directors and members of senior management have indefinite-term employment contracts. Executive directors or senior managers whose contracts are terminated voluntarily or due to breach of duties are not entitled to receive any economic compensation. If Banco Santander terminates the contract for any other reason, they will be entitled to the corresponding legally-stipulated termination benefit, without prejudice to any compensation that may for non-competition obligations, as detailed in the directors' remuneration policy.
If Banco Santander were to terminate her contract, Ana Botín would have to remain at Banco Santander’s disposal for a period of 4 months in order to ensure an adequate transition, and would receive her fixed salary during that period.
k) Information on investments held by the directors in other companies and conflicts of interest
None of the members of the board of directors have declared that they or persons related to them may have a direct or indirect conflict of interest with the interests of Banco Santander, S.A., as set forth in article 229 of the Corporate Enterprises Act.